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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 14, 2007

                Date of Report (Date of earliest event reported)

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                  000-30229               04-3387074
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(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
      of Incorporation)                                  Identification No.)

             7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

On May 14, 2007, Sonus Networks, Inc. (the "Company") received a NASDAQ Staff Determination letter indicating that the Company is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) due to the delayed filing of the Company's Form 10-Q for the quarter ended March 31, 2007. The Determination letter relates to an additional deficiency under NASDAQ's rules resulting from the delayed filing of the Company's Form 10-Q for the quarter ended March 31, 2007.

The Company had received NASDAQ Staff Determination letters on August 14, 2006, November 10, 2006 and March 2, 2007, indicating that the Company was not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c) (14) due to the delay in the filing of its Forms 10-Q for the fiscal quarters ended June 30, 2006 and September 30, 2006 and its Form 10-K for the fiscal year ended December 31, 2006.

As previously announced, the Nasdaq Listing and Hearing Review Council has granted the Company an exception to demonstrate compliance with the Nasdaq Global Select Market's continued listing requirements until June 26, 2007. The Company, accordingly, has until June 26, 2007 to file its restated and delayed financial reports.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits

            99.1 Press release of Sonus Networks, Inc. dated May 17, 2007 reporting receipt of NASDAQ notice.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 17, 2007                                  SONUS NETWORKS, INC.

                                                    By: /s/ Ellen B. Richstone
                                                        -----------------------
                                                        Ellen B. Richstone
                                                        Chief Financial Officer


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                                  Exhibit Index

99.1 Press release of Sonus Networks, Inc. dated May 17, 2007 reporting receipt of NASDAQ notice.


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